EXHIBIT A

FORM OF CLASS [__]-A-[__] CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Certificate No. 1	Pass-Through Rate: Variable

Class [__]-A-[__] Senior	Aggregate Initial Certificate Principal
Balance of the Class [__]-A-[__] Certificates:
Date of Pooling and Servicing Agreement:
October 27, 2005	Initial Certificate Principal Balance of this Certificate: $

Cut-off Date:	CUSIP: [ ] __ _
October 1, 2005

First Distribution Date:
November 21, 2005

Servicer:
GMAC Mortgage Corporation

Assumed Final Distribution Date:
November 21, 2035

GMAC MORTGAGE PASS-THROUGH CERTIFICATE
SERIES 2005-AR6

evidencing a percentage interest in the distributions allocable to the Class [__]-A-[__] Certificates with respect to a Trust Fund consisting primarily of a pool of one- to four-family hybrid adjustable rate first mortgage loans formed and sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Servicer, the Trustee, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class [__]-A-[__] Certificates both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of one- to four-family hybrid adjustable rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Servicer and Deutsche Bank National Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, a distribution will be made on the 19th day of each month or, if such 19th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day of the related Interest Accrual Period (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any required to be distributed to Holders of Class [__]-A-[__] Certificates on such Distribution Date.

Distributions on this Certificate will be made either by the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Trustee or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in such notice. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.

This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as GMACM Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

The Certificates are limited in right of payment to certain collections and recoveries in respect of the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

As provided in the Agreement, withdrawals from the Custodial Account and/or the Payment Account created for the benefit of Certificateholders may be made by the Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Servicer of advances made, or certain expenses incurred, by it.

The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company, the Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: _________________________	DEUTSCHE BANK NATIONAL TRUST COMPANY,
Not in its individual capacity but solely as Trustee

	By:	________________________________
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Class [__]-A-[__] Certificates referred to in the within-mentioned Agreement.

DEUTSCHE BANK NATIONAL TRUST COMPANY,
Not in its individual capacity but solely as
Certificate Registrar

By:	________________________________
Authorized Signatory

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto                                                                            (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within GMACM Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated: ___________________

_____________________________

Signature by or on behalf of assignor

______________________________

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to                                                                              for the account of                                              account number                 , or, if mailed by check, to                                                                  Applicable statements should be mailed to                                                                                     .

This information is provided by                                  , the assignee named above, or                                   , as its agent.

EXHIBIT B

FORM OF CLASS M-[__] CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES [CLASS M-[__] CERTIFICATES] [AND CLASS M-[__] CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) THAT EITHER (A) SUCH TRANSFEREE IS NOT AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING ANY CERTIFICATE WITH "PLAN ASSETS" OF ANY PLAN (A "PLAN INVESTOR"), (B) IT HAS ACQUIRED AND IS HOLDING SUCH CERTIFICATE IN RELIANCE ON PROHIBITED TRANSACTION EXEMPTION ("PTE") 94-29, 59 FED. REG. 14674 (MARCH 29, 1994), AS AMENDED BY PTE 97-34, 62 FED. REG. 39021 (JULY 21, 1997), PTE 2000-58, 65 FED. REG. 67765 (NOVEMBER 13, 2000) AND PTE 2002-41, 67 FED. REG. 54487 (AUGUST 22, 2002) (THE "RFC EXEMPTION"), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE RFC EXEMPTION INCLUDING THAT SUCH CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN "BBB-" (OR ITS EQUIVALENT) BY STANDARD & POOR'S, FITCH OR MOODY'S AND (II) IT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(A)(1) OF REGULATION D OF THE SECURITIES ACT OF 1933, AS AMENDED, OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS TO BE USED BY IT TO PURCHASE THE CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A "COMPLYING INSURANCE COMPANY").

If this Certificate (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST preceding Transferee that either (i) is not a Plan Investor, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE RFC EXEMPTION, or (III) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of this Certificate. The Trustee shall be under no liability to any Person for making any payments due on this Certificate to such preceding Transferee.

Any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Pooling and Servicing Agreement shall indemnify and hold harmless the Company, the Trustee, the Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

Certificate No. 1	Pass-Through Rate: Variable

Class M-[__] Subordinate
Aggregate Certificate Principal Balance
Date of Pooling and Servicing Agreement:	of the Class M-[__] Certificates:
October 27, 2005	$ ]

Cut-off Date:	Initial Certificate Principal Balance of
October 1, 2005	this Certificate: $

First Distribution Date:	CUSIP: __ _
November 21, 2005

Servicer:
GMAC Mortgage Corporation

Assumed Final Distribution Date:
November 21, 2035

GMACM MORTGAGE PASS-THROUGH CERTIFICATE,
SERIES 2005-AR6

evidencing a percentage interest in any distributions allocable to the Class M-[__] Certificates with respect to the Trust Fund consisting primarily of a pool of one- to four-family hybrid adjustable rate first mortgage loans formed and sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Servicer, the Trustee, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class M-[__] Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of one- to four-family hybrid adjustable rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Servicer and Deutsche Bank National Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, a distribution will be made on the 19th day of each month or, if such 19th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on last day of the related Interest Accrual Period (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any required to be distributed to Holders of Class M-[__] Certificates on such Distribution Date.

Distributions on this Certificate will be made either by the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Trustee or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in such notice. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

As described above, in connection with any transfer of this Certificate the Transferee will be deemed to have made representations relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, as described in Section 5.02(e) of the Agreement. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Company, the Trustee, the Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as GMACM Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

The Certificates are limited in right of payment to certain collections and recoveries in respect of the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

As provided in the Agreement, withdrawals from the Custodial Account and/or the Payment Account created for the benefit of Certificateholders may be made by the Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Servicer of advances made, or certain expenses incurred, by it.

The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company, the Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: _______________________	DEUTSCHE BANK NATIONAL TRUST COMPANY,
Not in its individual capacity but solely as Trustee

	By:	________________________________
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Class M-[__] Certificates referred to in the within-mentioned Agreement.

DEUTSCHE BANK NATIONAL TRUST COMPANY,
Not in its individual capacity but solely as
Certificate Registrar

By:	_________________________________
Authorized Signatory

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto                                                                            (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within GMACM Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated: ___________________

_____________________________

Signature by or on behalf of assignor

______________________________

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to                                                                              for the account of                                              account number                 , or, if mailed by check, to                                                                  Applicable statements should be mailed to                                                                                     .

This information is provided by                                  , the assignee named above, or                                   , as its agent.

EXHIBIT C

FORM OF CLASS B-[__] CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND CLASS M CERTIFICATES [AND CLASS B-[__]] [CLASS B-[__] CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

Certificate No. 1	Pass-Through Rate: Variable

Class B-[__] Subordinate	Aggregate Certificate Principal Balance of the
Class B-[__] Certificates as of the Cut-off Date:
Date of Pooling and Servicing Agreement:	$ ]
October 27, 2005

Cut-off Date:	Initial Certificate Principal Balance of
October 1, 2005	this Certificate: $

First Distribution Date:	CUSIP: [ ] __ _
November 21, 2005

Servicer:
GMAC Mortgage Corporation

Assumed Final Distribution Date:
November 21, 2035

GMACM MORTGAGE PASS-THROUGH CERTIFICATE,
SERIES 2005-AR6

evidencing a percentage interest in any distributions allocable to the Class B-[__] Certificates with respect to the Trust Fund consisting primarily of a pool of one- to four-family hybrid adjustable rate first mortgage loans formed and sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Servicer, the Trustee, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

This certifies that [ ] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class B-[__] Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of one- to four-family hybrid adjustable rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Servicer and Deutsche Bank National Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, a distribution will be made on the 19th day of each month or, if such 19th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on last day of the related Interest Accrual Period (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any required to be distributed to Holders of Class B-[__] Certificates on such Distribution Date.

Distributions on this Certificate will be made either by the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Trustee or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in such notice. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

No transfer, sale, pledge or other disposition of this Class B-[__] Certificate will be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, either (i) (A) the Trustee shall require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (B) the Trustee shall require the transferee to execute a representation letter in the form described by the Agreement, and the Trustee shall require the transferor to execute a representation letter in the form described by the Agreement, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Servicer; provided, however, that such representation letters shall not be required in connection with any transfer of this Class B-[__] Certificate by the Company or any affiliate thereof to the Company or an affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Company, of the status of such transferee as an affiliate of the Company, or (ii) the prospective transferee of this Class B-[__] Certificate shall be required to provide the Trustee, the Company and the Servicer with an investment letter substantially in the form described in the Agreement (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B-[__] Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate (or interest therein) is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.

This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as GMACM Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

The Certificates are limited in right of payment to certain collections and recoveries in respect of the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

As provided in the Agreement, withdrawals from the Custodial Account and/or the Payment Account created for the benefit of Certificateholders may be made by the Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Servicer of advances made, or certain expenses incurred, by it.

The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company, the Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: _________________________	DEUTSCHE BANK NATIONAL TRUST COMPANY,
Not in its individual capacity but solely as Trustee

	By:	________________________________
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Class B-[__] Certificates referred to in the within-mentioned Agreement.

DEUTSCHE BANK NATIONAL TRUST COMPANY,
Not in its individual capacity but solely as
Certificate Registrar

By:	________________________________
Authorized Signatory

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto                                                                            (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within GMACM Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated: ___________________

_____________________________

Signature by or on behalf of assignor

______________________________

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to                                                                              for the account of                                              account number                 , or, if mailed by check, to                                                                  Applicable statements should be mailed to                                                                                     .

This information is provided by                                  , the assignee named above, or                                   , as its agent.

EXHIBIT D

FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE MAC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE PARTNERSHIP UNDER SECTION 775(a) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, (3) THE PROPOSED TRANSFEREE WILL NOT CAUSE INCOME FROM THIS CERTIFICATE TO BE ATTRIBUTABLE TO A FOREIGN PERMANENT ESTABLISHMENT OR FIXED BASE (WITHIN THE MEANING OF AN APPLICABLE INCOME TAX TREATY) OF THE TRANSFEREE OR ANOTHER U.S. TAXPAYER, AND (4) ANY TRANSFER OF AN OWNERSHIP INTEREST IN THIS CERTIFICATE WILL SATISFY EITHER THE "ASSET TEST" AS SET FORTH IN SECTION 1.860E-1(C)(5) OF THE TREASURY REGULATIONS OR THE "FORMULA TEST" SET FORTH IN SECTION 1.860E-1(C)(7) OF THE TREASURY REGULATIONS. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No. 1	Pass-Through Rate: Variable

Class R Senior	Aggregate Initial Certificate Principal Balance
of the Class R Certificates: $100.00
Date of Pooling and Servicing Agreement:
October 27, 2005	Initial Certificate Principal Balance of
this Certificate: [$99.99] [$0.01]
Cut-off Date:
October 1, 2005	Percentage Interest: [99.99%] [0.01%]

First Distribution Date:	CUSIP: [ ] __ _
November 21, 2005

Servicer:
GMAC Mortgage Corporation

Assumed Final Distribution Date:
November 21, 2035

GMACM MORTGAGE PASS-THROUGH CERTIFICATE,
SERIES 2005-AR6

evidencing a percentage interest in any distributions allocable to the Class R Certificates with respect to the Trust Fund consisting primarily of a pool of one- to four-family hybrid adjustable rate first mortgage loans formed and sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Servicer, the Trustee, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

This certifies that [ ] [GMAC MORTGAGE CORPORATION] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of a pool of one- to four-family hybrid adjustable rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Servicer and Deutsche Bank National Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, a distribution will be made on the 19th day of each month or, if such 19th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on last day of the related Interest Accrual Period (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any required to be distributed to Holders of Class R Certificates on such Distribution Date.

Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any transfer of any Ownership Interest in this Certificate will satisfy either the "asset test" as set forth in Section 1.860E-1(C)(5) of the Treasury regulations or the "formula test" as set forth in Section 1.860E-1(C)(7) of the Treasury regulations, (iv) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (v) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in such notice. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

No transfer of this Class R Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as GMACM Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates"). This Class R Certificate represents the interest of the Component I and Component II of the Class R Certificates pursuant to the Agreement.

The Certificates are limited in right of payment to certain collections and recoveries in respect of the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

As provided in the Agreement, withdrawals from the Custodial Account and/or the Payment Account created for the benefit of Certificateholders may be made by the Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Servicer of advances made, or certain expenses incurred, by it.

The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company, the Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: _______________________	DEUTSCHE BANK NATIONAL TRUST COMPANY,
Not in its individual capacity but solely as Trustee

	By:	_________________________________
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Class R Certificates referred to in the within-mentioned Agreement.

DEUTSCHE BANK NATIONAL TRUST COMPANY,
Not in its individual capacity but solely as
Certificate Registrar

By:	______________________________
Authorized Signatory

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto                                                                            (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within GMACM Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated: ___________________

_____________________________

Signature by or on behalf of assignor

______________________________

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to                                                                              for the account of                                              account number                 , or, if mailed by check, to                                                                  Applicable statements should be mailed to                                                                                     .

This information is provided by                                  , the assignee named above, or                                   , as its agent.

EXHIBIT E-1

MORTGAGE LOAN SCHEDULE FOR GROUP 1

[a copy can be obtained from the Trustee]

EXHIBIT E-2

MORTGAGE LOAN SCHEDULE FOR GROUP 2

[a copy can be obtained from the Trustee]

EXHIBIT E-3

MORTGAGE LOAN SCHEDULE FOR GROUP 3

[a copy can be obtained from the Trustee]

EXHIBIT E-4

MORTGAGE LOAN SCHEDULE FOR GROUP 4

[a copy can be obtained from the Trustee]

EXHIBIT E-5

MORTGAGE LOAN SCHEDULE FOR GROUP 5

[a copy can be obtained from the Trustee]

EXHIBIT F

FORM OF REQUEST FOR RELEASE

To: GMAC Bank
100 Witmer Road
Horsham, Pennsylvania 19044
Attn:

Re: Custodial Agreement dated as of October 27, 2005 by and among GMAC Mortgage Corporation, as Servicer, Deutsche Bank National Trust Company., as Trustee and GMAC Bank, as Custodian

In connection with the administration of the Mortgage Loans, pursuant to the above-captioned Custodial Agreement, we request the release, and hereby acknowledge receipt, of the Custodian's Mortgage Note for the Mortgage Loan described below, for the reason indicated. All amounts received or to be received in connection with the liquidation or other termination of or the payment in full and the termination of the Mortgage Loan described below that are required to be deposited pursuant to the Pooling and Servicing Agreement, dated as of October 27, 2005, among Residential Asset Mortgage Products, Inc., the Servicer and the Trustee, have been or will be so deposited.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reasons for Requesting Documents (check one):

_________	1.	Mortgage Paid in Full

________	2.	Foreclosure

________	3.	Substitution

________	4.	Other Liquidation

________	5.	Non-liquidation

By:	_______________________________
(authorized signer)

Servicer:
_______________________________________
Address:
________________________________________
Date:	_______________________

Documents Returned to Custodian

By:	_______________________
Date:	___________________

EXHIBIT G-1

FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF	)
	)	ss.:
COUNTY OF	)

[NAME OF OFFICER], being first duly sworn, deposes and says:

      That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the GMACM Mortgage Pass-Through Certificates, Series 2005-AR6, Class R (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of                                     ] [the United States], on behalf of which he makes this affidavit and agreement.

      That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Sections 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

      That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations, under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

      That the Owner understands that, as the holder of a "noneconomic residual interest" the Owner may incur tax liabilities in excess of any cash flows generated by the interest and that the Owner intends to pay taxes associated with holding the residual interest as they become due.

      That the owner will not cause income from the Class R Certificate to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Owner or another U.S. taxpayer.

      That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if either the pass-through entity is an electing large partnership under Section 775 of the Code or at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

      The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except in the case of a partnership, to the extent provided in Treasury regulations), or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

      That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

      That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

      That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

      The Owner's Taxpayer Identification Number is                             .

      This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

      That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

      That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

      That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

      The Owner is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (each such Owner, a "Plan"), or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor regulation at 29 C.F.R. 2510.3-101.

      The Owner will, in connection with any transfer that it makes of the Class R Certificates, deliver to the Trustee a representation letter substantially in the form of Exhibit G-2 to the Pooling and Servicing Agreement. The Owner hereby agrees that it will not make any transfer of any Class R Certificate unless the transfer is in compliance with the conditions set forth in paragraph 3 of Exhibit G-2 of the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this __ day of _____________, 20__.

[NAME OF OWNER]

	By:	______________________________
[Name of Officer]
[Title of Officer]

[Corporate Seal]

ATTEST:
______________________________

[Assistant] Secretary

Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

Subscribed and sworn before me this __ day of _________, 200__.

______________________________________
NOTARY PUBLIC

STATE OF	___________________________

My commission expires day of
, 20 .

EXHIBIT G-2

FORM OF TRANSFEROR CERTIFICATE

                                   , 20

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

Deutsche Bank National Trust Company
1761 East St. Andrew Place

Santa Ana, California 92705

Attention: Institutional Trust Services, GMACM Series 2005-AR6

Re: GMACM Mortgage Pass-Through Certificates,
Series 2005-AR6, Class R

Ladies and Gentlemen:

This letter is delivered to you in connection with the transfer by                          (the "Seller") to                          (the "Purchaser") of $            Initial Certificate Principal Balance of GMACM Mortgage Pass-Through Certificates, Series 2005-AR6, Class R (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of October 27, 2005 among Residential Asset Mortgage Products, Inc., as seller (the "Company"), GMAC Mortgage Corporation, as servicer, and Deutsche Bank National Trust Company, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

  No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

  The Seller understands that the Purchaser has delivered to the Trustee and the Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit G-1. The Seller does not know or believe that any representation contained therein is false.

  The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future and either (A) has determined all of the following (1)(I) at the time of the transfer, and at the close of each of the Purchaser's two fiscal years preceding the year of transfer, the Purchaser's gross assets for financial reporting purposes exceed $100 million and its net assets for such purposes exceed $10 million (disregarding, for purposes of determining gross or net assets, the obligation of any person related to the Purchaser within the meaning of Section 8601(g) of the Code or any other asset if a principal purpose for holding or acquiring that asset is to permit the Purchaser to satisfy this minimum gross asset or net asset requirement), (II) the Purchaser is a domestic C corporation for United States federal income tax purposes that is not for such purposes an exempt corporation, a regulated investment company, real estate investment trust, a REMIC, or a cooperative organization to which part I of subchapter T of the Code applies, (III) there are no facts or circumstances on or before the date of transfer (or anticipated) which would reasonably indicate that the taxes associated with the Class R Certificates will not be paid, (IV) the Purchaser is not a foreign branch of a domestic corporation, and (V) the transfer does not involve a transfer or assignment to a foreign branch of a domestic corporation (or any other arrangement by which any Class R Certificate is at any time subject to net tax by a foreign country or U.S. possession) and the Purchaser will not hereafter engage in any such transfer or assignment (or any such arrangement) and (2) does not know or have reason to know that the Purchaser will not honor the restrictions on subsequent transfers of any Class R Certificates as described in paragraph 15 of the Form of Transfer Affidavit and Agreement, or (B) the Seller has determined that the present value of the anticipated tax liabilities associated with the holding of the Class R Certificate does not exceed the sum of (1) the present value of any consideration given to the Purchaser to acquire the Certificate, (2) the present value of the expect future distributions on the Class R Certificate, and (3) the present value of the anticipated tax savings associated with holding the Class R Certificate as the REMIC generates losses (having made such determination by (I) assuming the Purchaser pays tax at a rate equal to the highest rate of tax specified in Section 11(b)(1) of the Code, and (II) utilizing a discount rate for present valuations equal to the applicable Federal rate prescribed by Section 1274(d) of the Code compounded semi-annually (or a lower discount rate based on the Purchaser having demonstrated that it regularly borrows, in the course of its trade or business, substantial funds at such lower rate from unrelated third parties). The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

  The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

Very truly yours,

_____________________________________
Seller

By:	____________________________
Name	__________________________
Title	____________________________

  EXHIBIT H

  FORM OF INVESTOR REPRESENTATION LETTER

                                     , 20

  Residential Asset Mortgage Products, Inc.
  8400 Normandale Lake Boulevard
  Suite 250
  Minneapolis, Minnesota 55437

  Deutsche Bank National Trust Company
  1761 East St. Andrew Place

  Santa Ana, California 92705

  GMAC Mortgage Corporation
  100 Witmer Road
  Horsham, Pennsylvania 19044

  Attention: Institutional Trust Services, GMACM Series 2005-AR6

  RE: GMACM Mortgage Pass-Through Certificates,
  Series 2005-AR6, [Class B-[__]]

  Ladies and Gentlemen:

                           (the "Purchaser") intends to purchase from                          (the "Seller") $            Initial Certificate Principal Balance of GMACM Mortgage Pass-Through Certificates, Series 2005-AR6, Class            (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of October 27, 2005 among Residential Asset Mortgage Products, Inc., as seller (the "Company"), GMAC Mortgage Corporation, as Servicer (the "Servicer"), and                          , as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Servicer that:

  The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

  The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

  The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

  The Purchaser has been furnished with, and has had an opportunity to review (a) a copy of the Private Placement Memorandum, dated               , 200__, relating to the Certificates, [(b)] a copy of the Pooling and Servicing Agreement and [(b)] [(c)] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.

  The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

  The Purchaser:

        is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. 2510.3-101; or

        is an insurance company, the source of funds to be used by it to purchase and hold the Certificates (or interest therein) is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.

  In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either 6(a) or (b) above.

Very truly yours,

____________________________________
Seller

By:	_____________________________
Name	___________________________
Title	_____________________________

  EXHIBIT I

  FORM OF TRANSFEROR REPRESENTATION LETTER

                                     , 20

  Residential Asset Mortgage Products, Inc.
  8400 Normandale Lake Boulevard
  Suite 250
  Minneapolis, Minnesota 55437

  Deutsche Bank National Trust Company
  1761 East St. Andrew Place

  Santa Ana, California 92705

  Attention: Institutional Trust Services, GMACM Series 2005-AR6

  Re: GMACM Mortgage Pass-Through Certificates,
  Series 2005-AR6, [Class B-[__]]

  Ladies and Gentlemen:

  In connection with the sale by                          (the "Seller") to                          (the "Purchaser") of $            Initial Certificate Principal Balance of GMACM Mortgage Pass-Through Certificates, Series 2005-AR6, Class            (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of October 27, 2005, among Residential Asset Mortgage Products, Inc., as seller (the "Company"), GMAC Mortgage Corporation, as Servicer, and Deutsche Bank National Trust Company, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

  Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

Very truly yours,

____________________________________
Seller

By:	____________________________
Name	___________________________
Title	_____________________________

  EXHIBIT J

  [FORM OF RULE 144A INVESTMENT REPRESENTATION]

  Description of Rule 144A Securities, including numbers:

  The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

  In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

  The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of October 27, 2005 among GMAC Mortgage Corporation as Servicer, Residential Asset Mortgage Products, Inc. as depositor pursuant to Section 5.02 of the Agreement and Deutsche Bank National Trust Company, as trustee), as follows:

        The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

        The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

        The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

        Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

        The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

        The Buyer:

        is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") at 29 C.F.R. 2510.3-101; or

        is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.

  This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

  IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

Print Name of Seller		Print Name of Buyer

By:	_________________________	By:	____________________________
	Name:		Name:
	Title:		Title:

Taxpayer Identification:		Taxpayer Identification:

No:	__________________________	No:

Date:	_____________________	Date:	_____________________

  ANNEX 1 TO EXHIBIT J

  QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

  [For Buyers Other Than Registered Investment Companies]

  The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

  As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

  In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $            in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

      Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

      Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

      Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

      Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

      Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

      State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

      ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

      Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

      SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

      Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

      Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

  The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

  For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

  The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

____	____	Will the Buyer be purchasing the Rule 144A
Yes	No	Securities only for the Buyer's own account?

  If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

  The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

________________________________________
Print Name of Buyer

By:	_________________________________
	Name	__________________________
	Title:	__________________________

Date:	__________________________________

  ANNEX 2 TO EXHIBIT J

  QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

  [For Buyers That Are Registered Investment Companies]

  The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

  As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

  In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

      The Buyer owned $            in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      The Buyer is part of a Family of Investment Companies which owned in the aggregate $            in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

  The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

  The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

  The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

  The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

Print Name of Buyer

By:	________________________________
	Name	________________________
	Title:	________________________

IF AN ADVISER:

_________________________________________
Print Name of Buyer:

Date:	___________________________________

  EXHIBIT K

  FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                                     , 20

  Residential Asset Mortgage Products, Inc.
  8400 Normandale Lake Boulevard
  Suite 250
  Minneapolis, Minnesota 55437

  Deutsche Bank National Trust Company
  1761 East St. Andrew Place

  Santa Ana, California 92705

  Attention:  Institutional Trust Services, GMACM Series 2005-AR6

  Re: GMACM Mortgage Pass-Through Certificates, Series 2005-AR6 Assignment of Mortgage Loan

  Ladies and Gentlemen:

  This letter is delivered to you in connection with the assignment by Deutsche Bank National Trust Company (the "Trustee") to                          (the "Lender") of                          (the "Mortgage Loan") pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of October 27, 2005 among Residential Asset Mortgage Products, Inc., as seller (the "Company"), GMAC Mortgage Corporation, as Servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Servicer and the Trustee that:

        the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

        the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

        the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

        such assignment is at the request of the borrower under the related Mortgage Loan.

Very truly yours,

______________________________________
(Lender)

By:	________________________________
Name	______________________________
Title	________________________________

        EXHIBIT L

        INFORMATION TO BE INCLUDED IN
        MONTHLY REMITTANCE REPORT

        (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

        the amount of such distribution to Holders of such Class of Certificates allocable to interest;

        if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

        the amount of any Advance by the Servicer pursuant to Section 4.04;

        the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

        the related Subordinate Principal Distribution Amount and Prepayment Distribution Percentage, if applicable;

        on the basis of the most recent reports furnished to it by the Servicer, the number and aggregate principal balances of Mortgage Loans that are Delinquent (A) 30-59 days, (B) 60-89 days and (C) 90 or more days and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

        on the basis of the most recent reports furnished to it by the Servicer, the number, aggregate principal balance of any REO Properties;

        the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

        the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

        the occurrence of the Credit Support Depletion Date;

        the related Senior Accelerated Distribution Percentage applicable to such distribution;

        the related Senior Percentage for such Distribution Date; and

        the amount of Realized Losses allocated on such Distribution Date and the cumulative amount of Realized Losses as of such Distribution Date.

In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

EXHIBIT M

FORM OF CUSTODIAN CERTIFICATION

October 27, 2005

The undersigned, GMAC Bank (the "Custodian"), hereby certifies that:

1 It is the custodian under the custodial agreement, dated as of October 27, 2005 (the "Custodial Agreement"), among GMAC Mortgage Corporation, as servicer, Deutsche Bank National Trust Company, as trustee, and the undersigned, as Custodian, relating to GMACM Mortgage Pass-Through Certificates, Series 2005-AR6.

2. At the date hereof, the Custodial Agreement is in full force and effect as regards the Custodian, and the undersigned has full power and authority to act as Custodian thereunder.

3. The Custodial Agreement has been duly executed and delivered for the Custodian by the person named below, who at the time of affixing her signature held and still holds the office of the undersigned set forth opposite her signature and who was and is duly authorized to accept the agency provided for in the Custodial Agreement, and the signature set forth below is a true specimen of her signature:

Name	Office	Signature
_______________________	_______________________	_______________________

IN WITNESS WHEREOF, the undersigned has caused this certificate to be executed by its officer thereunto duly authorized as of the date first set forth above.

GMAC BANK, as Custodian

By:__________________________________

Name:

Title:

SCHEDULE A TO EXHIBIT M

EXCEPTIONS TO CUSTODIAN CERTIFICATION

EXHIBIT N-1

Form of Form 10-K Certification

I, [identify the certifying individual], certify that:

1. I have reviewed the annual report on Form 10-K for the fiscal year [____], and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by that annual report, of the trust (the "Trust") created pursuant to the Pooling and Servicing Agreement dated October 27, 2005 (the "P&S Agreement") among Residential Asset Mortgage Products, Inc. (the "Company"), GMAC Mortgage Corporation (the "Servicer") and Deutsche Bank National Trust Company (the "Trustee");

2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report;

3. Based on my knowledge, the servicing information required to be provided to the Trustee by the Servicer under the P&S Agreement is included in these reports;

4. I am responsible for reviewing the activities performed by the Servicer under the P&S Agreement and based upon my knowledge and the review required under the P&S Agreement, and, except as disclosed in the report, the Servicer has fulfilled its obligations under the P&S Agreement; and

5. The reports disclose all significant deficiencies relating to the Servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant , after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers, or similar procedure, as set forth in the P&S Agreement, that is included in these reports.

[In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: [Deutsche Bank National Trust Company], [ ].

Date:_______________________

____________________________*
Name:
Title:

* to be signed by the senior officer in charge of the servicing functions of the Master Servicer

EXHIBIT N-2

FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE

The undersigned, a Responsible Officer of Deutsche Bank National Trust Company (the "Trustee") certifies that:

(a) The Trustee has performed all of the duties specifically required to be performed by it pursuant to the provisions of the Pooling and Servicing Agreement dated as of October 27, 2005 (the "Agreement") by and among Residential Asset Mortgage Products, Inc., as depositor, GMAC Mortgage Corporation, as servicer, and the Trustee in accordance with the standards set forth therein.

(b) Based on my knowledge, the information that is provided by the Trustee pursuant to Section 3.17(b)(y)(I) of the Agreement is accurate as of the last day of the 20[_] calendar year.

Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.

Name:_____________________________

Title:_______________________________